Exhibit 10.1(b)

FINANCING STATEMENT FOLLOW INSTRUCTIONS CAREFULLY

This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.
A. NAME & TEL. # OF CONTACT AT FILER (optional)	B. FILING OFFICE ACCT. # (optional)
C. RETURN COPY TO: (Name and Mailing Address) BANK OF AMERICA, N.A. Attn: Lynn Johnston 901 Main Street, 11th Floor Dallas, Texas 75202
D. OPTIONAL DESIGNATION (if applicable): ☐LESSOR/LESSEE ☐CONSIGNOR/CONSIGNEE ☐NON-UCC FILING

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)
OR						1a. ENTITY'S NAME TOR MINERALS INTERNATIONAL, INC. (f/k/a Hitox Corporation of America, Inc.)
1b. INDIVIDUAL'S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS 722 Burleson Street			CITY Corpus Christi	STATE TX	COUNTRY USA	POSTAL CODE 78403
1d. S.S. OR TAX I.D.#	OPTIONAL ADD'NL INFO RE ENTITY DEBTOR	1e. TYPE OF ENTITY Corp.	1f. ENTITY'S STATE OR COUNTRY OF ORGANIZATION Delaware	1g. ENTITY'S ORGANIZATIONAL I.D.#, if any ☐ NONE
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)
OR						2a. ENTITY'S NAME
2b. INDIVIDUAL'S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS			CITY	STATE	COUNTRY	POSTAL CODE
2d. S.S. OR TAX I.D.#	OPTIONAL ADD'NL INFO RE ENTITY DEBTOR	2e. TYPE OF ENTITY	2f. ENTITY'S STATE OR COUNTRY OF ORGANIZATION	2g. ENTITY'S ORGANIZATIONAL I.D.#, if any ☐ NONE
3. SECURED PARTY'S (ORIGINAL S/P or ITS TOTAL ASSIGNEE) EXACT LEGAL NAME - insert only one secured party name (3a or 3b)
OR						3e. ENTITY'S NAME BANK OF AMERICA, N.A.
3b. INDIVIDUAL'S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS 901 Main Street, 11th Floor (Attn: Lynn Johnston)			CITY Dallas	STATE TX	COUNTRY USA	POSTAL CODE 75202
4. This FINANCING STATEMENT covers the following types or items of property: SEE EXHIBIT "A" ATTACHED HERETO AND INCORPORATED HEREIN BY REFERENCE.

5.CHECK ☐ This FINANCING STATEMENT is signed by the Secured Party instead of the
BOX Debtor to perfect a security interest (a) in collateral already subject to a
(if applicable) security interest in another jurisdiction when it was brought into this state, or when the debtor's location was changed to this state, or (b) in accordance with other statutory provisions [additional data may be required]

7. If filed in Florida (check one) Documentary Documentary stamp ☐ stamp tax paid ☐ tax not applicable
6. REQUIRED SIGNATURE(S): SEE EXHIBIT "B" ATTACHED HERETO AND INCORPORATED HEREIN BY REFERENCE.				8.☐This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS Attach Addendum [if applicable]
9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s) [ADDITIONAL FEE] (optional) ☐All Debtor ☐Debtor 1 ☐ Debtor 2

(1) FILING OFFICER COPY - NATIONAL FINANCING STATEMENT (FORM UCC 1) (TRANS) (REV. 12/18/95) 2691511.1/889.8

EXHIBIT "A"

Attached to that certain UCC-1 Financing Statement executed by TOR MINERALS INTERNATIONAL, INC., (f/k/a Hitox Corporation of America, Inc.) ("Debtor").

DESCRIPTION OF COLLATERAL

A. Types of Collateral:

i. Accounts: Any and all accounts and other rights of Debtor to the payment for goods sold or leased or for services rendered whether or not earned by performance, including, without limitation, contract rights, book debts, checks, notes, drafts, instruments, chattel paper, acceptances, and any and all amounts due to Debtor from a factor or other forms of obligations and receivables, now existing or hereafter arising.

ii. Inventory: Any and all of Debtor's goods held as inventory.

iii. Equipment: Any and all of Debtor's goods held as equipment.

iv. Fixtures: Any and all of Debtor's goods held as fixtures.

v. Instruments and/or Investment Documents: Any and all of Debtor's instruments, documents, and other writings of any type.

vi. General Intangibles: Any and all of Debtor's general intangible property.

B. Substitutions, Proceeds and Related Items. Any and all substitutes and replacements for, accessions, attachments and other additions to, tools, parts and equipment now or hereafter added to or used in connection with, and all cash or non-cash proceeds and products of, the Collateral (including, without limitation, all income, benefits and property receivable, received or distributed which results from any of the Collateral, such as dividends payable or distributable in cash, property or stock; insurance distributions of any kind related to the Collateral, including, without limitation, returned premiums, interest, premium and principal payments; redemption proceeds and subscription rights; and shares or other proceeds of conversions or splits of any securities in the Collateral); any and all choses in action and causes of action of Debtor, whether now existing or hereafter arising, relating directly or indirectly to the Collateral (whether arising in contract, tort or otherwise and whether or not currently in litigation); all certificates of title, manufacturer's statements of origin, other documents, accounts and chattel paper, whether now existing or hereafter arising directly or indirectly from or related to the Collateral; all warranties, wrapping, packaging, advertising and shipping materials used or to be used in connection with or related to the Collateral; all of Debtor's books, records, data, plans, manuals, computer software, computer tapes, computer systems, computer disks, computer programs, source codes and object codes containing any information, pertaining directly or indirectly to the Collateral and all rights of Debtor to retrieve data and other information pertaining directly or indirectly to the Collateral from third parties, whether now existing or hereafter arising; and all returned, refused, stopped in transit, or repossessed Collateral, any of which, if received by Debtor, upon request shall be delivered immediately to Secured Party.

C. Balances and Other Property. The balance of every deposit account of Debtor maintained with Secured Party and any other claim of Debtor against Secured Party, now or hereafter existing, liquidated or unliquidated, and all money, instruments, securities, documents, chattel paper, credits, claims, demands, income, and any other property, rights and interests of Debtor which at any time shall come into the possession or custody or under the control of Secured Party or any of its agents or affiliates for any purpose, and the proceeds of any thereof. Secured Party shall be deemed to have possession of any of the Collateral in transit to or set apart for it or any of its agents or affiliates.

D. Proceeds. All additions and accretions to, substitutions and replacements for, and proceeds and products of, any of the foregoing.

EXHIBIT "B"

Attached to that certain UCC-1 Financing Statement executed by TOR MINERALS INTERNATIONAL, INC., (f/k/a Hitox Corporation of America, Inc.) ("Debtor").

SIGNATURE OF DEBTOR:

TOR MINERALS INTERNATIONAL, INC.

By:________________________________

Name: Richard L. Bowers

Title: President and Chief Executive Officer